UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2025, Nukkleus Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon its review of the Company’s market value of listed securities (“MVLS”) for the last 30 consecutive business days from July 10, 2025 to August 27, 2025, the Company no longer meets Nasdaq Listing Rule 5450(b)(2)(A), which requires companies listed on the Nasdaq Global Market to maintain a minimum MVLS of $50,000,000. The Notice further stated that the Company also does not meet the requirements under Nasdaq Listing Rule 5450(b)(3)(A).

Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a compliance period of 180 calendar days, or until February 24, 2026, to regain compliance with Nasdaq Listing Rule 5450(b)(2)(A). If at any time during this compliance period the Company’s MVLS closes at $50,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance and this matter will be closed, provided, however that Nasdaq may, in its discretion, require the Company to maintain the MVLS for a period in excess of ten consecutive business days, but generally no more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance.

In the event the Company does not regain compliance with Nasdaq Listing Rule 5450(b)(2)(A) prior to the expiration of the compliance period, the Company will receive written notification that the Company’s securities are subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel. Alternatively, the Company may consider applying to transfer the listing of the Company’s securities to the Nasdaq Capital Market, provided that the Company then satisfies the requirements for continued listing on that market.

The Notice has no immediate effect on the listing or trading of the Company’s common stock and warrants on the Nasdaq Global Market, which will continue to trade under the symbols “NUKK” and “NUKKW,” respectively, subject to the Company’s continued compliance with Nasdaq’s other continued listing requirements.

The Company is monitoring the MVLS of its listed securities and is considering available options to regain compliance with Nasdaq’s continued listing standards. There can be no assurance that the Company will be able to regain compliance with Nasdaq Listing Rule 5450(b)(2)(A) or will otherwise be in compliance with other Nasdaq listing criteria.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: September 2, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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